H E R E C O N F I D E N T I A L 10.16.73++
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.
AMENDMENT NO. 12 TO TERRITORY LICENSE NO. 10
(General Motors ADAS-Enabled Navigation Applications)
This Twelfth Amendment (the “Amendment”) to the Territory License No. 10, effective March 1, 2016 (“TL 10”), as previously amended, to the Data License Agreement (“Agreement”), dated December 1, 2002, by and between Telenav, Inc. (“Client”) and Navigation Technologies Corporation, which was subsequently assigned to HERE North America, LLC (f/k/a NAVTEQ North America, LLC) (collectively, “HERE”), is made and entered into as of July 1, 2020 (“Amendment Effective Date”). The Agreement and TL 10, and amendments thereto, are hereby referred to herein as the “Agreement.” In the event of a conflict, the terms of this Amendment shall control over any previous terms with regard to the subject matter of this Amendment. Capitalized terms not otherwise defined in this Amendment shall have the meanings set forth in the Agreement.
The parties agree to amend certain provisions of TL 10 with this Amendment as follows:
1.TL Term. The term of the TL 10 is hereby extended to December 31, 2025 (“Expiration Date”).

2.In Section 3 of Exhibit D (Pricing) to TL 10 in connection with the Additional Terms for Resubscription License Fees (added pursuant to the Fifth Amendment to TL 10, executed 06 November 2018), the language “(i) The fees above are applicable for [*****] – [*****]” shall be stricken and replaced with “(i) The fees above are applicable for [*****] – [*****]”.

3.Commencing on the Amendment Effective Date, the following fees are hereby added to Section 3 of Exhibit D (Pricing) to TL 10 for use of the Data in connection with [*****] and shall replace and supersede any prior pricing for the same), including (i) the Initial Copy; (ii) a [*****] month Initial Subscription for HERE [*****] and (iii) access to the HERE [*****] during the Subscription Period:

[*****]X including: [*****] Services Trial, [*****]
	[*****]	[*****]	[*****]	[*****]

North America Territory	$[*****]	$[*****]	$[*****]	$[*****]
Europe	$[*****]	$[*****]	$[*****]	$[*****]
Australia/New Zealand	$[*****]	$[*****]	$[*****]	$[*****]
Middle East Territory	$[*****]	$[*****]	$[*****]	$[*****]
Israel	$[*****]	$[*****]	$[*****]	$[*****]
Africa Territory	$[*****]	$[*****]	$[*****]	$[*****]
South Korea	$[*****]	$[*****]	$[*****]	$[*****]
Taiwan	$[*****]	$[*****]	$[*****]	$[*****]
Latin America Territory	$[*****]	$[*****]	$[*****]	$[*****]
Southeast Asia Territory	$[*****]	$[*****]	$[*****]	$[*****]
India	$[*****]	$[*****]	$[*****]	$[*****]

TL10_AM12_062220

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.

H E R E C O N F I D E N T I A L 10.16.73++
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.
Commencing on the Amendment Effective Date, the following fees are hereby added to Section 3 of Exhibit D (Pricing) to TL 10 for use of the Data in connection with [******] and shall replace and supersede any prior pricing for the same), including (i) the Initial Copy; (ii) a [*****] month Initial Subscription for HERE [*****] and (iii) access to the HERE [*****] during the Subscription Period:

[*****] including: [*****] Services Trial, [******]
	[*****]	[******]	[******]	[*****]

North America Territory	$[*****]	$[*****]	$[*****]	$[*****]
Europe	$[*****]	$[*****]	$[*****]	$[*****]
Australia/New Zealand	$[*****]	$[*****]	$[*****]	$[*****]
Middle East Territory	$[*****]	$[*****]	$[*****]	$[*****]
Israel	$[*****]	$[*****]	$[*****]	$[*****]
Africa Territory	$[*****]	$[*****]	$[*****]	$[*****]
South Korea	$[*****]	$[*****]	$[*****]	$[*****]
Taiwan	$[*****]	$[*****]	$[*****]	$[*****]
Latin America Territory	$[*****]	$[*****]	$[*****]	$[*****]
Southeast Asia Territory	$[*****]	$[*****]	$[*****]	$[*****]
India	$[*****]	$[*****]	$[*****]	$[*****]

Commencing on the Amendment Effective Date, the following fees are hereby added to Section 3 of Exhibit D (Pricing) to TL 10 for use of the Data in connection with [*****] and shall replace and supersede any prior pricing for the same), including (i) the Initial Copy; (ii) a [******] year Initial Subscription for HERE [******] and (iii) access to the HERE [*****] during the Subscription Period:

[*****] including: [******] Services, [******], [******]
	[******]	[******]	[******]	[******]

North America Territory	$[*****]	$[*****]	$[*****]	$[*****]
Europe	$[*****]	$[*****]	$[*****]	$[*****]
Australia/New Zealand	$[*****]	$[*****]	$[*****]	$[*****]
Middle East Territory	$[*****]	$[*****]	$[*****]	$[*****]
Israel	$[*****]	$[*****]	$[*****]	$[*****]
Africa Territory	$[*****]	$[*****]	$[*****]	$[*****]
South Korea	$[*****]	$[*****]	$[*****]	$[*****]
Taiwan	$[*****]	$[*****]	$[*****]	$[*****]
Latin America Territory	$[*****]	$[*****]	$[*****]	$[*****]
Southeast Asia Territory	$[*****]	$[*****]	$[*****]	$[*****]
India	$[*****]	$[*****]	$[*****]	$[*****]

TL10_AM12_062220

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.

H E R E C O N F I D E N T I A L 10.16.73++
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.
Commencing on the Amendment Effective Date, the following fees are hereby added to Section 3 of Exhibit D (Pricing) to TL 10 for use of the Data in connection with [*****]Applications and shall replace and supersede any prior pricing for the same), including (i) the Initial Copy; (ii) a [*****]year Initial Subscription for HERE [*****] and (iii) access to the HERE [*****]during the Subscription Period:

[*****] including: [*****] Services, [*****] Traffic, [*****]
	[*****]	[*****]	[*****]	[*****]

North America Territory	$[*****]	$[*****]	$[*****]	$[*****]
Europe	$[*****]	$[*****]	$[*****]	$[*****]
Australia/New Zealand	$[*****]	$[*****]	$[*****]	$[*****]
Middle East Territory	$[*****]	$[*****]	$[*****]	$[*****]
Israel	$[*****]	$[*****]	$[*****]	$[*****]
Africa Territory	$[*****]	$[*****]	$[*****]	$[*****]
South Korea	$[*****]	$[*****]	$[*****]	$[*****]
Taiwan	$[*****]	$[*****]	$[*****]	$[*****]
Latin America Territory	$[*****]	$[*****]	$[*****]	$[*****]
Southeast Asia Territory	$[*****]	$[*****]	$[*****]	$[*****]
India	$[*****]	$[*****]	$[*****]	$[*****]

Commencing on the Amendment Effective Date, the following fees are hereby added to Section 3 of Exhibit D (Pricing) to TL 10 for use of the Data in connection with [*****] and shall replace and supersede any prior pricing for the same), including (i) the Initial Copy; (ii) a [*****] year Initial Subscription for HERE [*****] and (iii) access to the HERE [*****] during the Subscription Period:

[*****] including: [*****] Services (excludes [*****]), [*****] , [*****]
	[*****]	[*****]	[*****]	[*****]

North America Territory	$[*****]	$[*****]	$[*****]	$[*****]
Europe	$[*****]	$[*****]	$[*****]	$[*****]
Australia/New Zealand	$[*****]	$[*****]	$[*****]	$[*****]
Middle East Territory	$[*****]	$[*****]	$[*****]	$[*****]
Israel	$[*****]	$[*****]	$[*****]	$[*****]
Africa Territory	$[*****]	$[*****]	$[*****]	$[*****]
South Korea	$[*****]	$[*****]	$[*****]	$[*****]
Taiwan	$[*****]	$[*****]	$[*****]	$[*****]
Latin America Territory	$[*****]	$[*****]	$[*****]	$[*****]
Southeast Asia Territory	$[*****]	$[*****]	$[*****]	$[*****]
India	$[*****]	$[*****]	$[*****]	$[*****]
TL10_AM12_062220

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.

H E R E C O N F I D E N T I A L 10.16.73++
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

Commencing on the Amendment Effective Date, the following fees are hereby added to Section 3 of Exhibit D (Pricing) to TL 10 for use of the Data in connection with [*****]and shall replace and supersede any prior pricing for the same), including (i) the Initial Copy; (ii) a [*****] year Initial Subscription for HERE [*****] and (iii) access to the HERE [*****] during the Subscription Period:

[*****] including: [*****] Services (excludes [*****]), [*****] , [*****]
	[*****]	[*****]	[*****]	[*****]

North America Territory	$[*****]	$[*****]	$[*****]	$[*****]
Europe	$[*****]	$[*****]	$[*****]	$[*****]
Australia/New Zealand	$[*****]	$[*****]	$[*****]	$[*****]
Middle East Territory	$[*****]	$[*****]	$[*****]	$[*****]
Israel	$[*****]	$[*****]	$[*****]	$[*****]
Africa Territory	$[*****]	$[*****]	$[*****]	$[*****]
South Korea	$[*****]	$[*****]	$[*****]	$[*****]
Taiwan	$[*****]	$[*****]	$[*****]	$[*****]
Latin America Territory	$[*****]	$[*****]	$[*****]	$[*****]
Southeast Asia Territory	$[*****]	$[*****]	$[*****]	$[*****]
India	$[*****]	$[*****]	$[*****]	$[*****]

Commencing on the Amendment Effective Date, the following fees are hereby added to Section 3 of Exhibit D (Pricing) to TL 10 for use of the Data in connection with [*****] and shall replace and supersede any prior pricing for the same), including (i) the Initial Copy and Map Updates; (ii) a [*****] year Initial Subscription for HERE [*****] and (iii) access to the HERE [*****] during the Subscription Period:

TL10_AM12_062220

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.

H E R E C O N F I D E N T I A L 10.16.73++
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

[*****] including: [*****] Services (includes [*****]), [*****] , [*****]
	[*****]	[*****]	[*****]	[*****]

North America Territory	$[*****]	$[*****]	$[*****]	$[*****]
Europe	$[*****]	$[*****]	$[*****]	$[*****]
Australia/New Zealand	$[*****]	$[*****]	$[*****]	$[*****]
Middle East Territory	$[*****]	$[*****]	$[*****]	$[*****]
Israel	$[*****]	$[*****]	$[*****]	$[*****]
Africa Territory	$[*****]	$[*****]	$[*****]	$[*****]
South Korea	$[*****]	$[*****]	$[*****]	$[*****]
Taiwan	$[*****]	$[*****]	$[*****]	$[*****]
Latin America Territory	$[*****]	$[*****]	$[*****]	$[*****]
Southeast Asia Territory	$[*****]	$[*****]	$[*****]	$[*****]
India	$[*****]	$[*****]	$[*****]	$[*****]

Commencing on the Amendment Effective Date, the following fees are hereby added to Section 3 of Exhibit D (Pricing) to TL 10 for use of the Data in connection with [*****] and shall replace and supersede any prior pricing for the same), including (i) the Initial Copy and Map Updates; (ii) a [*****] year Initial Subscription for HERE [*****] and (iii) access to the HERE [*****] during the Subscription Period:

[*****] including: [*****] Services (includes [*****]), [*****] , [*****]
	[*****]	[*****]	[*****]	[*****]

North America Territory	$[*****]	$[*****]	$[*****]	$[*****]
Europe	$[*****]	$[*****]	$[*****]	$[*****]
Australia/New Zealand	$[*****]	$[*****]	$[*****]	$[*****]
Middle East Territory	$[*****]	$[*****]	$[*****]	$[*****]
Israel	$[*****]	$[*****]	$[*****]	$[*****]
Africa Territory	$[*****]	$[*****]	$[*****]	$[*****]
South Korea	$[*****]	$[*****]	$[*****]	$[*****]
Taiwan	$[*****]	$[*****]	$[*****]	$[*****]
Latin America Territory	$[*****]	$[*****]	$[*****]	$[*****]
Southeast Asia Territory	$[*****]	$[*****]	$[*****]	$[*****]
India	$[*****]	$[*****]	$[*****]	$[*****]
4.In Section 4 of Exhibit D (Data) to TL 10, the following [*****] product row (title row included for convenience only) is appended to the listing of “Additional Content:” immediately following the line for “TMS Codes**”:

TL10_AM12_062220

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.

H E R E C O N F I D E N T I A L 10.16.73++
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

	North America Territory	Latin America Territory	Europe Territory	South Korea	Southeast Aisa Territory	Australia New Zealand	Israel	Africa Territory	Middle East Territory	Turkey	India	Taiwan
[*****]	X	X	X	X		X				X		X

5.Except as modified hereunder, all other terms and conditions of the Agreement shall stay in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their authorized representatives as of the dates written below.
TELENAV

By:    /s/ Steve Debenham

Printed Name:    Steve Debenham

Title:    V.P., General Counsel

Date:    11/19/2020

HERE NORTH AMERICA, LLC            HERE NORTH AMERICA, LLC

By:     /s/ Adil Musabji                By:/s/ Simon Anolick

Printed Name:     Adil Musabji                Printed Name:    Simon Anolick

Title:     Sr. Patent Attorney                Title:    Director Legal Counsel

Date:     November 18, 2020 | 6:33 AM PST        Date:     November 18, 2020 | 7:16 AM PST

TL10_AM12_062220

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.